THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln Investor Advantage®, Lincoln Investor Advantage® Fee-Based,
Lincoln Investor Advantage® Advisory, Lincoln Investor Advantage Advisory Choice,
Lincoln Investor Advantage® RIA, Lincoln Investor Advantage® RIA Class,
Lincoln Investor Advantage® Pro, Lincoln Investor Advantage® Pro Advisory,
Lincoln Investor Advantage® Pro Advisory Choice

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln Investor Advantage®, Lincoln Investor Advantage® Fee-Based,
Lincoln Investor Advantage® Advisory

Supplement dated January 13, 2023 to the Prospectus dated May 1, 2022

This Supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.
The ALPS Variable Investment Trust has notified us that the name of the following fund will be changed effective January 24, 2023. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME

ALPS/Red Rocks Global Opportunity Portfolio	ALPS Global Opportunity Portfolio

Please retain this Supplement for future reference.